                                                                   Exhibit 10.29

            CONFIRMATION, AMENDMENT AND NOTICE OF SECURITY AGREEMENT

     This Confirmation, Amendment and Notice of Security Agreement ("Agreement") is given this 20th day of March, 1998 by and among INFORMIX CORPORATION, a Delaware corporation ("Debtor"), BIRK S. McCANDLESS, LLC a California limited liability company ("Secured Party") and NETWORKS ASSOCIATES, INC., a Delaware corporation ("Networks").

                                R E C I T A L S

     A. Secured Party and Debtor entered into that certain Lease dated November 22, 1996 (the "Lease"). Debtor assigned its interest in the lease as tenant to Networks pursuant to that certain Lease Assignment dated November 17, 1997 ("Lease Assignment"), but remains liable to Secured Party under the Lease. Secured Party consented to the foregoing assignment as provided in that certain Consent to Assignment Agreement dated December 18, 1997 (the "Consent"). Pursuant to Section 12 of the Consent, Debtor granted to Secured Party a security interest in any and all claims and/or rights of recovery Debtor may have against Networks arising out of any liability or indebtedness of Networks held by or owed to Debtor relating to the Lease Transaction Documents (as defined in the Lease Assignment), the Assignment or the Consent and any proceeds arising therefrom.

     B. Secured Party, Debtor and Networks desire to confirm that the provisions in paragraph 12 of the Consent constitute a security agreement and to amend the Security Agreement as follows:

     NOW, THEREFORE, the parties hereto agree as follows:

     1. CONFIRMATION OF SECURITY AGREEMENT. The parties hereto hereby confirm, acknowledge and agree that (i) Debtor has granted to Secured Party a security interest in any and all claims and/or rights of recovery Debtor may have against Networks arising out of any liability or indebtedness of Networks held by or owed to Debtor relating to the Lease Transaction Documents (as defined in the Lease Assignment), the Assignment or the Consent and any proceeds arising therefrom (the "Collateral") as specifically provided in Section 12 of the Consent, (ii) the Consent constitutes a security agreement (the "Security Agreement"), and (iii) the Security Agreement is hereby amended as provided in this Agreement. Debtor shall notify Security Party of any claims and/or rights of recovery constituting Collateral if and when same arise and provide Secured Party with reasonable documentation substantiating the nature and extent thereof.

     2. NOTICE OF SECURITY INTEREST. This Agreement constitutes notice to Networks of Secured Party's security interest in the Collateral, including any proceeds arising therefrom and the parties hereto agree that any proceeds of any kind, cash or otherwise, which become payable to Debtor by Networks in connection with or arising from the Collateral, whether by court judgment, arbitration, settlement, or agreement between Debtor and Networks shall be deposited directly into a security account (the "Section 12 Security Account") as specified in Section 12.D. of the Consent, to be held and disbursed in accordance with Section 12.D. of the Consent. No proceeds arising out of or related to the Collateral shall be paid directly to Debtor without Secured Party's written consent.

     3. SECTION 12.D DISBURSEMENTS TO DEBTOR. Disbursements to be made to Debtor under Section 12.D of the Consent shall be made from the Section 12 Security Account to Debtor only with Secured Party's written consent. Debtor shall submit to Security Party documentation reasonably satisfactory to Secured Party substantiating Debtor's incurring of costs subject to reimbursement under Section 12.D of the Consent.

     4. FURTHER DOCUMENTS. The term "substantially the same agreement" as used in the second sentence of Section 12.D. of the Consent shall include without limitation the Security Agreement, Notice of Security Interest in Deposit Account and UCC-1 Financing Statements in substantially the forms attached to the Lease as Exhibit D-3, modified to reflect the terms and conditions of the Consent and this Agreement, which shall be completed and implemented when it is determined by Secured Party that such account is necessary.

     5. EVENT OF DEFAULT. A default in payment or performance of any obligation to Secured Party that remains uncured after any applicable cure period under the Lease Transaction Documents, the Assignment, the Consent or this Agreement in accordance with the terms thereof shall constitute an Event of Default for purposes of this Agreement.

     6. RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs and is continuing under this Agreement, Secured Party shall have the following rights and remedies with respect to the Section 12 Security Account and the Collateral (without limiting any of Landlord's rights and remedies under the Lease Transaction Documents, the Consent and this Agreement):


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          (a)  Secured Party shall have the right to participate jointly with
Debtor in the initiation and prosecution of all claims and/or rights of recovery constituting Collateral, including the selection and direction of counsel, and Debtor shall reimburse Secured Party its reasonable costs actually incurred in connection therewith.

          (b)  Secured Party shall have the right to draw such sums from the
Section 12 Security Account as may be necessary to pay monthly basic rent, common area charges, and repair and maintenance costs then due and payable but unpaid by the "Tenant" under the Lease and to compensate Secured Party for all damages caused by such default (including attorneys fees and costs) to the extent then due and payable under the Lease Transaction Documents.

          (c) Secured Party shall have the right to pursue all remedies of a secured party under the California Uniform Commercial Code with respect to the
Section 12 Security Account, subject to the limitations on withdrawals therefrom as specified in Section 6(b) above.

All of Secured Party's rights and remedies, whether evidenced by this Agreement, the Consent, or any related documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Secured Party to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Debtor under this Agreement, after Debtor's failure to perform, shall not affect Secured Party's right to declare a default and to exercise its remedies.

     7. NOTICES. Except for legal process which may also be served as provided by law or as provided herein, all notices, demands, requests, consents and other communications ("Notices") which may be given or are required to be given by either party under this Agreement to the other shall be in writing and shall be deemed given to and received by the party intended to receive such Notice (i) when hand delivered, (ii) on the date on which the United States Post Office certifies delivery or refusal to accept delivery of such Notice shall have been deposited, postage prepaid, to the United States mail, certified return receipt requested, properly addressed to the address specified herein, or (iii) on the date of delivery sent to the address specified herein by reputable overnight courier e.g., Federal Express or other comparable service), as evidenced by such courier's records. All such Notices to Assignor shall be served or addressed to Assignor at care of Informix Software, Inc., 4100 Bohannon Drive, Menlo Park, California 94025, Attention:
Mr. Clive Merredew. All such Notices to Assignee shall be sent to Networks Associates, Inc. at its offices at 2805 Bowers Avenue, Santa Clara, California 95051, Attention: Mr. Evan Collins, Controller. All such Notices to


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
Landlord shall be sent to Birk S. McCandless, LLC, at 3945 Freedom Circle, Suite 640, Santa Clara, California 95054, Attention: Mr. Birk S. McCandless, Manager. All such Notices to Lender shall be sent to Guaranty Federal Bank, F.S.B., 8333 Douglas Avenue, Dallas, Texas 75225, Attention: Mr. Jim Johnson. Any party may change its address by notifying the others of such change.

     8. ATTORNEYS FEES. If there is any legal action or proceeding between the parties arising from or based upon this Agreement, the unsuccessful party or parties to such action or proceedings shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees and disbursements incurred by the prevailing party in such action or proceeding and in any appeal in connection therewith, and such costs, expenses, attorneys' fees and disbursements shall be included in and as part of such judgment.

     9. AUTHORITY. Each party hereto represents and warrants to the other parties that (i) the person or persons executing this Agreement on behalf of such party is duly authorized to execute this Agreement on behalf of such party, and (ii) such party has the right, power and authority to execute and deliver this document to the other parties and to perform its obligations as set forth herein. Each corporation shall deliver to the other parties herein a copy of the resolution of its Board of Directors authorizing the execution of this Agreement and naming the officers that are authorized to execute this Agreement on its behalf, which copy shall be certified by the corporation's Secretary as correct and in full force and effect.

     10. COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one original. This Agreement shall not be effective until all parties' signatures have been so obtained. The parties agree that this Agreement, documents ancillary to this Agreement, and related documents to be entered into in connection with this Agreement will be considered signed when the signature of a party is delivered by facsimile transmission. Such facsimile signature shall be treated in all respects as having the same effect as an original signature.


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     IN WITNESS WHEREOF, Debtor, Secured Party and Networks have executed this
Agreement on the dates set forth with their respective signatures.

Debtor:                                     Networks:

INFORMIX CORPORATION,                       NETWORKS ASSOCIATES, INC.,
a Delaware corporation                      a Delaware corporation

By: /s/ GARY LLOYD                          By: /s/ PRABHAT K. GOYAL
    -------------------------------             ------------------------------

Name: Gary Lloyd                            Name: Prabhat K. Goyal
      -----------------------------               ----------------------------

Titles: Vice President, Legal               Title: CFO
        and General Counsel                        ---------------------------
        ---------------------------
                                            Date: 3/14/98
Date: March 13, 1998                              ----------------------------
      -----------------------------

Secured Party:

BIRK S. McCANDLESS, LLC,
a California limited liability
company

By: /s/ BIRK S. McCANDLESS
    -------------------------------

Name: Birk S. McCandless
      -----------------------------

Title: Manager
       ----------------------------

Date:
      -----------------------------


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